UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2026

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices, including zip code)

(847) 932-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ABBV	New York Stock Exchange NYSE Texas
0.750% Senior Notes due 2027	ABBV27	New York Stock Exchange
2.125% Senior Notes Due 2028	ABBV28	New York Stock Exchange
2.625% Senior Notes Due 2028	ABBV28B	New York Stock Exchange
2.125% Senior Notes due 2029	ABBV29	New York Stock Exchange
1.250% Senior Notes due 2031	ABBV31	New York Stock Exchange

Item 8.01. Other Events.

On March 4, 2026, AbbVie Inc. (“AbbVie”) completed its previously announced underwritten public offering (the “Notes Offering”) of $750,000,000 aggregate principal amount of its senior floating rate notes due 2028 (the “Floating Rate Notes”), $1,500,000,000 aggregate principal amount of its 3.775% senior notes due 2028 (the “2028 Notes”), $1,250,000,000 aggregate principal amount of its 4.125% senior notes due 2031 (the “2031 Notes”), $1,250,000,000 aggregate principal amount of its 4.400% senior notes due 2033 (the “2033 Notes”), $1,500,000,000 aggregate principal amount of its 4.750% senior notes due 2036 (the “2036 Notes”), $1,250,000,000 aggregate principal amount of its 5.550% senior notes due 2056 (the “2056 Notes”) and $500,000,000 aggregate principal amount of its 5.650% senior notes due 2066 (the “2066 Notes” and, together with the 2028 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes and the 2056 Notes, the “Fixed Rate Notes” and, together with the Floating Rate Notes, the “Notes”).

The offering of each series of Notes was registered under the Securities Act of 1933, as amended (the “Act”), pursuant to AbbVie’s registration statement on Form S-3ASR (File No. 333-284980) (the “Registration Statement”) dated as of February 14, 2025. The terms of the Notes are further described in AbbVie’s prospectus supplement dated February 24, 2026, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) of the Act on February 26, 2026.

The Notes are governed by the Indenture, dated November 8, 2012 (the “Base Indenture”), between AbbVie and U.S. Bank Trust Company, National Association, as successor-in-interest to U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by that certain Supplemental Indenture No. 12, dated as of March 4, 2026, with respect to the Notes (the “Supplemental Indenture” and, together with the Base Indenture as so supplemented, the “Indenture”).

The Floating Rate Notes and the 2028 Notes will mature on March 3, 2028. All other series of Notes will mature on March 15 of the applicable year. The Notes are unsecured, unsubordinated obligations of AbbVie and will rank equally in right of payment with all of AbbVie’s existing and future unsecured, unsubordinated indebtedness, liabilities and other obligations.

AbbVie may optionally redeem (i) the 2028 Notes in whole or in part at any time; (ii) the 2031 Notes in whole or in part at any time prior to February 15, 2031 (the “2031 Par Call Date”); (iii) the 2033 Notes in whole or in part at any time prior to January 15, 2033 (the “2033 Par Call Date”); (iv) the 2036 Notes in whole or in part at any time prior to December 15, 2035 (the “2036 Par Call Date”); (v) the 2056 Notes in whole or in part at any time prior to September 15, 2055 (the “2056 Par Call Date”); and (vi) the 2066 Notes in whole or in part at any time prior to September 15, 2065 (the “2066 Par Call Date” and, together with the 2031 Par Call Date, the 2033 Par Call Date, the 2036 Par Call Date and the 2056 Par Call Date, collectively, the “Par Call Dates”), each at a customary “make-whole” redemption price calculated in a manner set forth in the applicable Notes. On or after the applicable Par Call Date in respect of a series of Fixed Rate Notes (other than the 2028 Notes), AbbVie may redeem the Fixed Rate Notes of such series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Fixed Rate Notes of such series being redeemed plus accrued and unpaid interest thereon to but not including the redemption date.

The Indenture contains customary terms and covenants, including limitations on AbbVie’s ability and the ability of certain of its subsidiaries to incur liens securing funded indebtedness and on AbbVie’s ability to consolidate or merge with or into, or convey, transfer or lease its properties and assets substantially as an entirety to any person.

The foregoing summary of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and the Supplemental Indenture, which are attached as Exhibits 4.1 and 4.2, respectively, hereto and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are provided as part of this Form 8-K:

4.1	Indenture, dated November 8, 2012, between AbbVie Inc. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 of Amendment No. 5 to AbbVie’s Registration Statement on Form 10 filed November 16, 2012).

4.2	Supplemental Indenture No. 12, dated March 4, 2026, between AbbVie Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of Floating Rate Note due 2028 (included in Exhibit 4.2 hereto).

4.4	Form of 3.775% Note due 2028 (included in Exhibit 4.2 hereto).

4.5	Form of 4.125% Note due 2031 (included in Exhibit 4.2 hereto).

4.6	Form of 4.400% Note due 2033 (included in Exhibit 4.2 hereto).

4.7	Form of 4.750% Note due 2036 (included in Exhibit 4.2 hereto).

4.8	Form of 5.550% Note due 2056 (included in Exhibit 4.2 hereto).

4.9	Form of 5.650% Note due 2066 (included in Exhibit 4.2 hereto).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated March 4, 2026, with respect to the Notes.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1 of this Current Report on Form 8-K).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: March 4, 2026	By:	/s/ Scott T. Reents
Scott T. Reents
Executive Vice President, Chief Financial Officer